Securities and Exchange Commission
                             Washington, D.C. 20549
                                                           --------------------
                                                           This  Amendment adds
                                    FORM 8-K               items   number  9(a)
                                 (AMENDMENT #2)            and (b)  and  amends
                                                           Item 2.01.
                                                           --------------------

              Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 30, 2005

                               DIALOG GROUP, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-30294
                                               ---------

Delaware                                                              87-0394290
-------------------------------                              -------------------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

            Twelfth Floor, 257 Park Avenue South, New York, NY 10010
                    (Address of Principal Executive Offices)

                                  212-254-1917
              (Registrant's Telephone number, including area code)

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      Please see Item 2.01 for a description of the Agreements concerning the acquisition of AdValiant, Inc., an Ontario Corporation.

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition of Assets

      As of June 30, 2005, Dialog Group, Inc., the Registrant, and its wholly owned subsidiary, AdValiant Acquisition Corp entered into an Agreement for Merger with AdValiant, Inc., an Ontario corporation, AdValiant USA, Inc. a Delaware corporation, and their shareholders, Empire Media, Inc., a Delaware corporation, and Matt Wise and Jivan Manhas, two Canadian citizens. There is no pre-existing relationship between Dialog Group and its affiliates and AdValiant and its shareholders except that Empire Media is a minor shareholder of Dialog Group.

      AdValiant Inc. is a provider of affiliate marketing and lead generation services based on the cost-per-action and cost-per-lead model. With their in-house, proprietary tracking technology, AdValiant provides a suite of advertising and marketing tools for both advertisers and publishers. AdValiant offers advertisers fast direct marketing results and return on investment. For publishers, AdValiant offers top performing campaigns that maximize inventory earnings.

      AdValiant has several different revenue streams, including co-registration lead generation, direct marketing, media buying, and search engine optimization services.

      The acquisition was accomplished by a statutory merger between Dialog Group's subsidiary, AdValiant Acquisition Corp., and a newly formed United States holding company, AdValiant USA, Inc. Prior to the merger, AdValiant USA had subscribed for all of the Class A multiple voting shares of AdValiant and AdValiant had reorganized its capital by changing all of its outstanding common shares into Exchangeable Shares each of which entitled the holder to exchange their Exchangeable Shares of AdValiant for shares of AdValiant USA. Also prior to the merger, AdValiant USA issued, for the benefit of holders of AdValiant Exchangeable Shares, Class A Common Stock of AdValiant USA.

      As a result of the merger, the AdValiant Exchangeable Shares are now exchangeable for a total of 336,685,584 shares of Dialog Group common stock. In addition Dialog Group issued 400 shares of its new class F preferred special voting stock to the holders of the AdValiant USA class A Common. Each of these shares has voting power equal to 841,714 shares of Dialog Group common stock.

      Certificates for Exchangeable Shares exchangeable for 242,514,188 shares of Dialog Group common stock and 300 shares of the Class F Special Voting Stock will be held in escrow pending their distribution pursuant to the merger agreement. The formula for release, described more completely in the Merger Agreement attached as Exhibit 10.9, provides for release of Exchangeable Shares exchangeable for 3,366,856 shares of Dialog Group common stock and four (4) shares of Class F Special Voting Stock for each $24,000 of gross profit generated by AdValiant.

      After the closing, Bordes, Wise, and Manhas will be employed by AdValiant for $90,000 per year.

      Promptly after the consummation of the transaction, Peter Bordes, the controlling shareholder of Empire Media, Inc. will join Dialog Group's Board of Directors.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

      In connection with the transaction reported in Item 2.01, Dialog Group issued 400 shares of its newly created Class F Special Voting Preferred Stock. The Special Voting Preferred pays no dividend and has a liquidation preference of $0.001 per share. Each share of the Special Voting Preferred has the voting power equal to 841,714 shares of Dialog Group common stock. Generally, these votes would be counted with the votes of the common shares and not as a separate class.

      In  addition,   under  the  terms  of  AdValiant's   Exchangeable  Shares,
AdValiant's former owners may exchange their shares for a total of 336,685,584 shares of Dialog Group common stock.

      There were no cash proceeds derived from this transaction.

      The three investors named above each represented themselves in writing to be purchasing the Exchangeable Shares and any Dialog Group Shares issued in exchange for them for their own investment and without a view to redistribution. They agreed to restrictions on resale placed with the Company's transfer agent and the printing of a legend on each certificate. Because of these factors, this sale and the exchange is exempt from registration under the Securities Act under section 4(2) as not involving a public distribution.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      As a result of the transaction reported in Item 2.01, Empire Media, Inc, Matthew Wise, and Jivan Manhas now have the power to cast 42,085,700, 21,042,850, and 21,042,850 votes, respectively, on all matters effecting Dialog Group. In addition, Peter Bordes, who controls Empire Media, will be joining Dialog Group's board of directors. As a result, Messrs Bordes, Manhas, and Wise should now be considered as among the control people of Dialog Group.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)   The Financial Statements of business acquired.

      Page    Statement
      ----    ---------
        1     Balance Sheet
        2     Statement of Operations for Six Months ended June 30, 2005
        3     Statement of Operations for Year ended December 31, 2004
        4     Statement of Cash Flows

(b)   Pro forma financial statements.

      Page    Statement
      ----    ---------
        5     Introduction
        6     Pro Forma Balance Sheet
        7     Pro Forma Statement of Operations for Six Months June 30, 2005
        8     Pro Forma Statement of Operations for Year Ended December 31, 2004


(c)  Exhibits:

     None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALOG GROUP, INC.

Date: September 13, 2005               By: /s/ Peter DeCrescenzo
                                           -------------------------------------
                                           Peter V. DeCrescenzo, President & CEO

                                  ADVALIANT INC

                           COMPARATIVE BALANCE SHEETS

                                     ASSETS

                                                      June 30,      December 31
                                                        2005          2004
                                                        -----         -----
                                                      (Unaudited)   (Unaudited)
CURRENT ASSETS:
  Cash                                                   34,323            --
  Accounts receivable (Net)                             230,121       147,847
  Prepaid expenses and other current assets             133,756            --

                                                       --------      --------
     Total current assets                               398,200       147,847
                                                       --------      --------
PROPERTY AND EQUIPMENT, NET                              11,984         7,876

OTHER ASSETS:

  Affiliate web platform (net)                          251,991            --
    Total other assets                                  251,991            --
                                                       --------      --------

                                                       --------      --------
TOTAL ASSETS                                            662,175       155,723
                                                       ========      ========

                           LIABILITIES

CURRENT LIABILITIES:
  Bank overdraft                                             --        23,234
  Accounts payable                                      464,054       112,907
  Accrued expenses                                       13,135         1,662
  Current liabilities due to related parties                 --         4,184
  Other current liabilities                              19,154         2,561
                                                       --------      --------
     Total current liabilities                          496,343       144,548
                                                       --------      --------

STOCKHOLDERS' EQUITY

  Common stock                                               84            84
  Retained earnings                                      11,091            --
  Net income                                            154,858        11,091
  Currency translation                                     (201)

Total stockholders' equity                              165,832        11,175
                                                       --------      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              662,175       155,723
                                                       ========      ========

                                  ADVALIANT INC

            COMPARATIVE STATEMENTS OF OPERATIONS AND RETAINED EARNING

                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

                                   (Unaudited)

                                                       2005           2004
                                                    -----------    -----------

REVENUES                                            $ 1,481,361    $        --

COST OF REVENUES                                      1,112,936             --
                                                    -----------    -----------

GROSS PROFIT                                        $   368,425    $         0

OPERATING EXPENSES:
  Selling, General and Administrative Expenses          181,897             --
                                                    -----------    -----------

          Total Operating Expenses                      181,897             --
                                                    -----------    -----------

INCOME/( LOSS) FROM OPERATIONS                          186,528             --

OTHER INCOME (EXPENSES):
   Interest expense                                        (243)            --

          Net Other Income (Expenses)                      (243)            --
                                                    -----------    -----------

INCOME/(LOSS)FROM CONTINUING OPERATIONS                 186,285             --

OTHER COMPREHENSIVE INCOME OR LOSS
    Currency translation                                (31,427)            --
                                                    -----------    -----------

TOTAL COMPREHENSIVE INCOME/(LOSS)                       154,858             --
                                                    ===========    ===========

                                RETAINED EARNINGS
Beginning balance                                        11,091              0
Net income/(loss) for six monthing ending June 30       154,858              0
                                                    -----------    -----------
Balance at June 30                                      165,949              0
                                                    ===========    ===========

                               DIALOG GROUP, INC.
                               UNAUDITED PRO FORMA
                           CONSOLIDATING BALANCE SHEET
                               "DECEMBER 31, 2004

                                              Dialog Group
                                            and Subsideries   Advaliant      Combined
                                               Historical     Historical       Total
                                               ----------    ----------    ----------
                                     ASSETS
CURRENT ASSETS:
  Cash                                            131,690            --       131,690
  Accounts receivable (Net)                       608,985       147,847       756,832
  Prepaid expenses and other current assets        68,114            --        68,114
                                               ----------    ----------    ----------
     Total current assets                         808,789       147,847       956,636
                                               ----------    ----------    ----------

PROPERTY AND EQUIPMENT, NET                        42,087         7,876        49,963

OTHER ASSETS:
    Data assets (net)                             521,978       521,978
    Web platform (net)                            106,364            --       106,364
    Security deposits                              75,338        75,338
    Total other assets                            703,680            --       703,680
                                               ----------    ----------    ----------

TOTAL ASSETS                                    1,554,556       155,723     1,710,279
                                               ==========    ==========    ==========
                          LIABILITIES
CURRENT LIABILITIES:
  Bank overdraft                                       --        23,235        23,235
  Accounts payable                              1,615,925       112,907     1,728,832
  Accrued expenses                                945,161         1,662       946,823
  Deferred revenue                                808,490       808,490
  Loans and notes                                 226,915       226,915
  Current liabilities due to related parties      113,011         4,184       117,195
  Other current liabilities                        18,139         2,561        20,700
                                               ----------    ----------    ----------
     Total current liabilities                  3,727,641       144,549     3,872,190
                                               ----------    ----------    ----------

LONG TERM DEBT
  Convertible notes -employees                    118,045                     118,045
  Convertible notes- other related parties        510,000                     510,000
                                               ----------                  ----------
     Total long term debt                         628,045                     628,045
                                                                           ----------
                                                                                   --
STOCKHOLDERS' EQUITY                                                               --
   Preferred stock                                    313                         313
  Common stock                                    116,673            84       116,757
  Additional paid in capital                    5,912,491                   5,912,491
  Retained earnings                                                                --
  Net income                                                     11,090        11,090
  Accumulated deficit                          (8,830,607)                 (8,830,607)
  Currency translation                                  0                          --
                                               ----------    ----------    ----------
Total stockholders' equity                     (2,801,130)       11,174    (2,789,956)
                                               ----------    ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      1,554,556       155,723     1,710,279
                                               ==========    ==========    ==========

                                  ADVALIANT INC
                      COMPARATIVE STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDING JUNE 30, 2005 & 2004
                                    UNAUDITED

                                                                                   2005         2004
                                                                                 ---------    ---------
Cash Flows from Operating Activities:

      Net Income/( Loss) from continuing operations                              $ 186,266    $      --
      Currency translation                                                         (31,427)          --
                                                                                 ---------    ---------
      Income/( Loss) from Operations                                             $ 154,839    $      --

       Adjustments to reconcile net loss
            to net cash used in operating activities of continuing operations:
            Bad debt expense                                                       190,508           --

       Changes in operating assets and liabilities: (Increase) Decrease
            Accounts receivable                                                    (82,274)          --
            Prepaid and other current assets                                      (133,756)          --
            Accounts payable and accrued expenses: Increase (Decrease)             144,588           --
            Other current liabilities                                               12,409           --
                                                                                 ---------
                       Net Cash Used in Operating Activities                       286,314           --
                                                                                 ---------    ---------

Cash Flows from Investing Activities of Continuing Operations:
            Aquistion of web platform                                             (251,991)
                                                                                 ---------    ---------
                       Net Cash Used in Investing Activities                      (251,991)          --
                                                                                 ---------    ---------

Cash Flows from Financing Activities of Continuing Operations:
           None
                                                                                              ---------
                       Net Cash Provided by Financing Activities                        --           --
                                                                                 ---------    ---------


Increase (decrease) in cash                                                      $  34,323           --

Cash at Beginning of Period                                                      $      --    $      --
                                                                                 ---------    ---------

Cash at End of Period                                                            $  34,323    $      --
                                                                                 =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
                                                                                 ---------    ---------
              Interest paid during the period                                    $     243    $       0
                                                                                 ---------    ---------

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING
 AND FINANCING ACTIVITIES:
           None

INTRODUCTION TO PROFORMA FINANCIAL INFORMATION

The following unaudited pro forma combined financial information gives effect to the acquisition of Advaliant Inc. ("Advaliant). On June 30, 2005 (Effective date"), the registrant, Dialog Group, Inc. (Dialog Group) completed the acquisition (the Acquisition). The Acquisition was consummated pursuant to the terms and provisions of the Merger Agreement dated June 30, 2005. As a result, Advaliant Inc. became a wholly owned subsidiary of Dialog Group, Inc. The consideration paid by the Company for the acquisition consisted of 336,685,584 of exchangeable shares of Advaliant Inc. for 1 share of Dialog Group, Inc. common stock and 400 shares of class F voting preferred stock. For purposes of determining the price of the Exchangeable shares, Management used the average weight share price of the Company's common stock for five days before that date of the acquisition and five days after the date of the acquisition. The class F shares of stock do not have a share in the equity of the Company. They only substitute for the voting power of the shares to be issued for the Exchangeable shares. As the shares are exchanged, the Class F is cancelled. The value is strictly nominal and, together with the Exchangeable shares, can be converted into the stated number of Dialog Group, Inc. common shares. The consideration also included $213,047 of estimated transaction costs.

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if had occurred on June 30, 2005. The unaudited pro forma combined statements of operations for the year ended December 31, 2004 and for six months ended June 30, 2005 gives effect to the Acquisition as if it had occurred on January 1, 2005.

The unaudited pro forma financial information has been included as required and allowed by rules of the Securities and Exchange Commission and is presented for illustrative purpose only. Such information is not necessarily indicative of the operating results of financial position that would have occurred had the Acquisition taken place on June 30, 2005, January 1, 2005. The pro forma condensed combined financial statements should be read in conjunction with the Company's Form 10KSB for the year ended December 31, 2004 and related notes.

The table presented below sets forth the consideration paid by the Company, which may be subject to certain adjustments.

Exchangeable shares (336,685,584 at $0.011 per share)                 $3,636,204
Class F voting preferred stock (400 at $0.000 per share)                       0
Estimated transaction costs                                              213,047
                                                                      ----------

Total Purchase Price                                                  $3,849,251
                                                                      ==========

The table presented below sets forth the preliminary allocation of the purchase price of Advaliant Inc. tangible and intangible assets and liabilities assumed at June 30, 2005.

Cash                                                                $    34,323
Accounts receivable, net of reserves of $191,160                        230,121
Other receivables                                                       130,934
Prepaid expenses and other current assets                                 2,822
Property and equipment                                                   11,984
Affiliate web platform                                                  251,992
Goodwill                                                              3,683,420
Accounts payable                                                       (464,054)
Accrued expenses                                                        (13,133)
Other current liabilities                                               (19,154)
                                                                    -----------
Total                                                               $ 3,849,251
                                                                    ===========

                               DIALOG GROUP, INC.
                               UNAUDITED PRO FORMA
                           CONSOLIDATING BALANCE SHEET
                                 'JUNE 30, 2005

                                               Dialog Group
                                              and Subsideries  Advaliant     Combined
                                                Historical     Historical      Total
                                               ----------    ----------    ----------
                                     ASSETS
CURRENT ASSETS:
  Cash                                                 --        34,323        34,323
  Accounts receivable (Net)                       716,294       230,121       946,415
  Prepaid expenses and other current assets       283,251       133,756       417,007

                                               ----------    ----------    ----------
     Total current assets                         999,545       398,200     1,397,745
                                               ----------    ----------    ----------

PROPERTY AND EQUIPMENT, NET                        35,859        11,984        47,843

OTHER ASSETS:
    Data assets (net)                             471,733       471,733
    Web platforms (net)                            59,802       251,991       311,793
    Security deposits                              59,320        59,320
    Total other assets                            590,855       251,991       842,846
                                               ----------    ----------    ----------

TOTAL ASSETS                                    1,626,259       662,175     2,288,434
                                               ==========    ==========    ==========
                          LIABILITIES
CURRENT LIABILITIES:
  Bank overdraft                                   25,783            --        25,783
  Accounts payable                              1,635,139       464,054     2,099,193
  Accrued expenses                              1,082,905        13,135     1,096,040
  Deferred revenue                                531,899       531,899
  Loans and notes                                 269,583       269,583
  Current liabilities due to related parties      225,000            --       225,000
  Other current liabilities                        97,146        19,154       116,300
                                               ----------    ----------    ----------
     Total current liabilities                  3,867,455       496,343     4,363,798
                                               ----------    ----------    ----------

LONG TERM DEBT
  Convertible notes -employees                    218,045                     218,045
  Convertible notes- other related parties      1,131,000                   1,131,000
                                                             ----------    ----------
                                                                                   --
                                                                                   --
     Total long term debt                       1,349,045                   1,349,045
                                                                           ----------
STOCKHOLDERS' EQUITY                                   --
   Preferred stock                                    313                         313
  Common stock                                    151,843            84       151,927
  Additional paid in capital                    6,087,040                   6,087,040
  Retained earnings                                              11,091        11,091
  Net income                                                    154,858       154,858
  Accumulated deficit                          (9,829,437)   (9,829,437)
  Currency translation                                             (201)         (201)
                                               ----------    ----------    ----------
Total stockholders' equity                     (3,590,241)      165,832    (3,424,409)
                                               ----------    ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      1,626,259       662,175     2,288,434
                                               ==========    ==========    ==========

                               DIALOG GROUP, INC.
                               UNAUDITED PRO FORMA
                           CONSOLIDATING BALANCE SHEET
                               "DECEMBER 31, 2004

                                              Dialog Group
                                             and Subsideries   Advaliant    Combined
                                               Historical     Historical     Total
                                               ----------    ----------    ----------
                                     ASSETS

CURRENT ASSETS:
  Cash                                            131,690            --       131,690
  Accounts receivable (Net)                       608,985       147,847       756,832
  Prepaid expenses and other current assets        68,114            --        68,114

                                               ----------    ----------    ----------
     Total current assets                         808,789       147,847       956,636
                                               ----------    ----------    ----------

PROPERTY AND EQUIPMENT, NET                        42,087         7,876        49,963

OTHER ASSETS:
    Data assets (net)                             521,978       521,978
    Web platform (net)                            106,364            --       106,364
    Security deposits                              75,338        75,338
    Total other assets                            703,680            --       703,680
                                               ----------    ----------    ----------

TOTAL ASSETS                                    1,554,556       155,723     1,710,279
                                               ==========    ==========    ==========
                          LIABILITIES
CURRENT LIABILITIES:
  Bank overdraft                                       --        23,235        23,235
  Accounts payable                              1,615,925       112,907     1,728,832
  Accrued expenses                                945,161         1,662       946,823
  Deferred revenue                                808,490       808,490
  Loans and notes                                 226,915       226,915
  Current liabilities due to related parties      113,011         4,184       117,195
  Other current liabilities                        18,139         2,561        20,700
                                               ----------    ----------    ----------
     Total current liabilities                  3,727,641       144,549     3,872,190
                                               ----------    ----------    ----------

LONG TERM DEBT
  Convertible notes -employees                    118,045                     118,045
  Convertible notes- other related parties        510,000                     510,000
                                                                           ----------
                                                                                   --
                                                                                   --
     Total long term debt                         628,045                     628,045
                                                                           ----------
STOCKHOLDERS' EQUITY                                   --
   Preferred stock                                    313                         313
  Common stock                                    116,673            84       116,757
  Additional paid in capital                    5,912,491                   5,912,491
  Retained earnings                                    --
  Net income                                                     11,090        11,090
  Accumulated deficit                          (8,830,607)   (8,830,607)
  Currency translation                                                0            --
                                               ----------    ----------    ----------
Total stockholders' equity                     (2,801,130)       11,174    (2,789,956)
                                               ----------    ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      1,554,556       155,723     1,710,279
                                               ==========    ==========    ==========

                               DIALOG GROUP, INC.
                               UNAUDITED PRO FORMA
                      CONSOLIDATING STATEMENT OF OPERATIONS
                        FOR SIX MONTH ENDED JUNE 30, 2005

                                                    Dialog Group                         Pro
                                                  and Subsidaries    Advaliant          Forma
                                                    Historical      Historical         Combined
                                                  -------------    -------------    -------------
Revenues                                          $   3,135,358    $   1,481,361    $   4,616,719

Cost of Sales                                         1,303,736        1,112,936        2,416,672

General, Selling, and Administrative Expenses         2,585,139          181,897        2,767,036

Other Income/( Expenses)                               (107,223)            (243)        (107,466)

Income/(Loss) from Continuing Operations               (860,740)         186,286         (674,454)

Comprehensive income/(loss)                                   0          (31,427)         (31,427)

Total income/(loss)                                    (919,005)         154,858         (764,147)

Pro forma net income/(loss) per common share
              Basic                               ($      0.007)   $       1,549    ($      0.006)
              Fully diluted                       ($      0.007)   $       1,549    ($      0.006)

Weighted average of pro forma shares oustanding     133,653,132              100      133,653,132
              Basic                                 133,653,132              100      133,653,132
              Fully diluted

                               DIALOG GROUP, INC.
                               UNAUDITED PRO FORMA
                      CONSOLIDATING STATEMENT OF OPERATIONS
                    FOR TWELVE MONTHS ENDED DECEMBER031,0204

                                                   Dialog Group                        Pro
                                                  and Subsidaries   Advaliant         Forma
                                                    Historical      Historical      Combined
                                                  -------------    -------------   -------------
Revenues                                          $   7,904,447    $     281,567   $   8,186,014

Cost of Sales                                         3,384,616          254,607       3,639,223

General, Selling, and Administrative Expenses         5,504,071           25,508       5,529,579

Other Income/( Expenses)                                549,138                1         549,139

Income/(Loss) from Continuing Operations               (435,102)          11,090        (424,012)

Comprehensive income/(loss)                                   0                0               0

Total income/(loss)                                  (1,067,722)          11,090      (1,056,632)

Pro forma net income/(loss) per common share
              Basic                               ($      0.007)   $         111   ($      0.007)
              Fully diluted                       ($      0.007)   $         111   ($      0.007)

Weighted average of pro forma shares oustanding     150,937,708              100     150,937,708
              Basic                                 150,937,708              100     150,937,708
              Fully diluted